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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                          1-15274                        26-0037077
(State or other jurisdiction   (Commission File No.)           (I.R.S. Employer
   of incorporation )                                        Identification No.)

6501 Legacy Drive
Plano, Texas                                          75024-3698
(Address of principal executive offices)             (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On December 6, 2005, the Human Resources and Compensation Committee of the Board of Directors of J. C. Penney Company, Inc. amended each of (i) the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc. ("SRP"), (ii) the J. C. Penney Corporation, Inc. Benefit Restoration Plan ("BRP"), and (iii) the J. C. Penney Corporation, Inc. Mirror Savings Plans I, II, and III (collectively, the " Mirror Plans"). The SRP, BRP, and Mirror Plans were amended to comply with the transitional relief provided under Section 409A of the Internal Revenue Code of 1986, as amended ("Code"), and the Proposed Regulations promulgated thereunder. The full text of the amendments to the SRP, BRP, and Mirror Plans are filed as Exhibits 10.1, 10.2, and 10.3 hereto, and are incorporated herein by reference. The amendments to the SRP, BRP, and Mirror Plans are effective as of January 1, 2005.

The SRP provides certain supplemental retirement benefits, including Social Security substitute payments until age 62, to certain management employees, including executive officers, who voluntarily retire prior to age 65 in accordance with the SRP and whose aggregate retirement and estimated Social Security benefits would otherwise be below specified minimum retirement income levels. Participation in the SRP is limited to employees eligible for participation on or prior to December 31, 1995. The Code imposes certain limitations on the maximum benefits that may be earned under "qualified" retirement plans such as the Company's Pension Plan and its Savings Plan. The BRP provides to impacted management employees certain benefits which, under the Code, can not be earned under the Company's Pension Plan. The Mirror Savings Plans provide to impacted management employees certain benefits which, under the Code, cannot be earned under the Company's Savings Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                               By: /s/ Ralph H. Richardson
                                                     Ralph H. Richardson
                                                     Assistant Secretary



Date:  December 12, 2005

                                  EXHIBIT INDEX

Exhibit Number                      Description

10.1 Amendment to the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc.

10.2      Amendment to the J. C. Penney  Corporation,  Inc. Benefit  Restoration
          Plan.

10.3 Amendment to the J. C. Penney Corporation, Inc. Mirror Savings Plans I, II, and III.

                                                                    Exhibit 10.1
                            SECTION 409A RESOLUTIONS
                                       OF
                 THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                           J. C. PENNEY COMPANY, INC.


     NOW, THEREFORE, BE IT RESOLVED that the Supplemental Retirement Program for Management Profit-Sharing Associates of J. C. Penney Corporation, Inc. be, and it hereby is, amended to add a new Article X at the end thereof to read as follows, effective as of January 1, 2005;

                    Article X. Section 409A Transition Relief

     (1)  Priority  over  Other  Provisions:  The  provisions  set forth in this
          ----------------------------------
          Article will supersede any conflicting provisions of the Plan.

     (2)  Termination of Participation:  Any amount subject to Code section 409A
          -----------------------------
          paid to an Eligible Management Associate during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or
          (4) will be treated as a distribution in termination of the Eligible Management Associate's participation in the Plan within the meaning of IRS Notice 2005-1, Q&A-20. The amounts subject to termination will be includible in the Eligible Management Associate's income in calendar year 2005. This paragraph applies to (i) payments in 2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Eligible Management Associate's separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to an election under Paragraph (1) of Article V to delay the commencement of annual benefits; (iii) payments in 2005 pursuant to the election of the installment option under paragraph (4) of Article V; and (iv) any other payments in 2005 otherwise in violation of Code section 409A(a)(2), (3) or (4).

     (3)  Change in Payment  Elections or Conditions  on or Before  December 31,
          ---------------------------------------------------------------------
          2006:  With  respect  to  amounts  subject to Code  section  409A,  an
          -----
          Eligible Management Associate may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that an Eligible Management Associate cannot in 2006 change a payment election with respect to payments that the Eligible Management Associate would otherwise receive in 2006, or cause payments to be made in 2006. Any election made by an Eligible Management Associate on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to

          Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

and;

     RESOLVED that the officers of the Company and its counsel be, and each of them hereby is, authorized to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such expenses as shall in their judgment be necessary, proper, or advisable in order fully to carry out the intent and effectuate the purposes of the foregoing resolutions and each of them.

                                                                    Exhibit 10.2
                            SECTION 409A RESOLUTIONS
                                       OF
                 THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                           J. C. PENNEY COMPANY, INC.


     RESOLVED that the J. C. Penney Corporation, Inc. Benefit Restoration Plan be, and it hereby is, amended to add a new Article X at the end thereof to read as follows, effective as of January 1, 2005:

                   Article X. Section 409A Transition Relief

          (1)  Priority over Other Provisions:  The provisions set forth in this
               -------------------------------
               Article will supersede any conflicting provisions of the Plan.

          (2)  Termination of Participation:  Any amount subject to Code section
               ------------------------------
               409A paid to a Participant during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or (4) will be treated as a distribution in termination of the Participant's participation in the Plan within the meaning of IRS Notice 2005-1, Q&A-20. The amounts subject to termination will be includible in the Participant's income in calendar year 2005. This paragraph applies to (i) payments in 2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Participant's separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to the election of the installment option under paragraph (3) of Article V; and
               (iii) any other  payments in 2005  otherwise in violation of Code section 409A(a)(2), (3), or (4).

          (3)  Change in Payment  Elections or Conditions on or Before  December
               -----------------------------------------------------------------
               31, 2006: With respect to amounts subject to Code section 409A, a
               ---------
               Participant may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a participant cannot in 2006 change payment elections with respect to payments that the Participant would otherwise receive in 2006, or cause payments to be made in 2006. Any election made by a Participant on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

and;

     RESOLVED that the officers of the Company and its counsel be, and each of them hereby is, authorized to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such expenses as shall in their judgment be necessary, proper, or advisable in order fully to carry out the intent and effectuate the purposes of the foregoing resolutions and each of them.

                                                                    Exhibit 10.3
                            SECTION 409A RESOLUTIONS
                                       OF
                 THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                           J. C. PENNEY COMPANY, INC.


     RESOLVED that, the J. C. Penney Corporation, Inc. Mirror Savings Plans I, II, and III be, and they hereby are, amended to add a new Article Ten to read as follows, effective as of January 1, 2005:

                                   ARTICLE TEN

                         SECTION 409A TRANSITION RELIEF

          10.01 Priority over Other Provisions
                -------------------------------

                    The  provisions set forth in this Article will supersede any conflicting provisions of the Plan.

          10.02 Cancellation of Deferrals and Termination of Participation
                ----------------------------------------------------------

                    Any  amount   subject  to  Code   section  409A  paid  to  a
               Participant during 2005 that would otherwise violate the requirements of Code section 409A(a)(2), (3), or (4) will be treated as a distribution in termination of the Participant's participation in the Plan or a cancellation of the Participant's deferral election. The amounts subject to termination or cancellation will be includible in the Participant's income in the calendar year 2005. This paragraph applies to (i) payments in 2005 to a specified employee, as that term is defined in Code section 409A(a)(2)(B)(i), within six months after the date of the Participant's separation from service, as that term is defined by the Secretary; (ii) payments in 2005 pursuant to the election of an alternate form of payment under Section 7.04; and (iii) any other payments in 2005 otherwise in violation of Code section 409A(a)(2), (3), or (4).

          10.03 Change in Payment  Elections or Conditions on or Before December
                 ---------------------------------------------------------------
                 31, 2006
                 ---------

                    With  respect to amounts  subject to Code  section  409A,  a
               Participant may make a new payment election on or before December 31, 2006, as permitted by the preamble to the Proposed Regulations; and the election will not be treated as a change in the timing and form of payment under Code section 409A(a)(4) or an acceleration of a payment under Code section 409A(a)(3); provided, however, that a participant cannot in 2006 change payment elections with respect to payments that the Participant would otherwise receive in 2006, or to cause payments to be made in 2006. Any election made by a Participant on or before December 31, 2006 (including an election made before January 1, 2005) that applies to an amount accrued under the Plan subject to Code section 409A will be treated as a new election under this paragraph unless an election in 2006 would apply to amounts that otherwise would be payable in 2006.

         and;

     RESOLVED that the officers of the Company and its counsel be, and each of them hereby is, authorized to take all such further action, and to execute and deliver all such further instruments and documents, in the name and on behalf of the Company, and under its corporate seal or otherwise, and to pay all such expenses as shall in their judgment be necessary, proper, or advisable in order fully to carry out the intent and effectuate the purposes of the foregoing resolutions and each of them.